EXHIBIT 12.(b)
                                                                  --------------

                   HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual reports of The Hillman Focused Advantage Fund (formerly known as The Hillman Aggressive Equity Fund) and The Hillman Total Return Fund (the "Funds") of the Hillman Capital Management Investment Trust on Form N-CSR for the fiscal year ended September 30, 2005, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Mark A. Hillman, chief executive officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: November 29, 2005       By: /s/ Mark A. Hillman
                                 _____________________________________________
                                 Mark A. Hillman
                                 Trustee, President, and Principal Executive Officer of the Hillman Capital Management Investment Trust


     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

                   HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual reports of The Hillman Focused Advantage Fund (formerly known as The Hillman Aggressive Equity Fund) and The Hillman Total Return Fund (the "Funds") of the Hillman Capital Management Investment Trust on Form N-CSR for the fiscal year ended September 30, 2005, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Fletcher D. Perkins, chief financial officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: November 29, 2005       By: /s/ Fletcher D. Perkins
                                 _____________________________________________
                                 Fletcher D. Perkins
                                 Treasurer and Principal Financial Officer of the Hillman Capital Management Investment Trust



     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.